  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 1997
                                                      REGISTRATION NO. 333-20855
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                      POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  -----------

                            CELL THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  -----------

       WASHINGTON                   2384                     91-1533912
    (STATE OR OTHER          (PRIMARY STANDARD            (I.R.S. EMPLOYER
    JURISDICTION OF              INDUSTRIAL             IDENTIFICATION NO.)
    INCORPORATION OR        CLASSIFICATION CODE
     ORGANIZATION)                NUMBER)

                                  -----------

                       201 ELLIOTT AVENUE WEST, SUITE 400
                           SEATTLE, WASHINGTON 98119
                                 (206) 282-7100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                  -----------

                                JAMES A. BIANCO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            CELL THERAPEUTICS, INC.
                       201 ELLIOTT AVENUE WEST, SUITE 400
                           SEATTLE, WASHINGTON 98119
                                 (206) 282-7100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                        OF AGENT FOR SERVICE OF PROCESS)
                                  -----------
                                   COPIES TO:

          MICHAEL J. KENNEDY                            KAREN A. DEMPSEY
            MICHAEL S. DORF                              MICHAEL D. LEE
          TAMARA L. TOMPKINS                      PILLSBURY MADISON & SUTRO LLP
    BROBECK PHLEGER & HARRISON LLP                    2700 SAND HILL ROAD
              ONE MARKET                          MENLO PARK, CALIFORNIA 94025
          SPEAR STREET TOWER                             (415) 233-4500
    SAN FRANCISCO, CALIFORNIA 94105
            (415) 442-0900

                                  -----------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                  -----------

  This Registration Statement, as amended to the date of the effectiveness of Post-Effective Amendment No. 1 thereto (March 21, 1997) (the "Registration Statement"), registered 3,450,000 shares of the Common Stock of Cell Therapeutics, Inc. (the "Registrant"), of which 450,000 shares were registered pursuant to an over-allotment option issued to the Underwriters (as defined in the Registration Statement). Of the 3,450,000 shares registered, the Registrant sold an aggregate of 3,000,000 shares to the Underwriters. The offering has now been terminated. Accordingly, the Registrant hereby deregisters 450,000 shares of the Common Stock originally covered by the Registration Statement.

================================================================================

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SEATTLE, STATE OF WASHINGTON, ON JUNE 30, 1997.

                                          Cell Therapeutics, Inc.

                                          By:    /s/ James A. Bianco, M.D.
                                              ---------------------------------
                                              JAMES A. BIANCO, M.D. PRESIDENT
                                                AND CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                         TITLE                DATE
              ---------                         -----                ----
                  *                     Chairman of the         June 30, 1997
-------------------------------------    Board and Director
          MAX E. LINK, PH.D

      /s/ James A. Bianco, M.D.         President, Chief        June 30, 1997
-------------------------------------    Executive Officer
        JAMES A. BIANCO, M.D.            and Director
                                         (Principal
                                         Executive Officer)

         /s/ Louis A. Bianco            Executive Vice          June 30, 1997
-------------------------------------    President, Finance
           LOUIS A. BIANCO               and Administration
                                         (Principal
                                         Financial Officer
                                         and Principal
                                         Accounting Officer)

      /s/ Jack W. Singer, M.D.
-------------------------------------   Director                June 26, 1997
        JACK W. SINGER, M.D.


                  *
-------------------------------------   Director                June 30, 1997
           JACK L. BOWMAN

                  *
-------------------------------------   Director                June 30, 1997
       JEREMY L. CURNOCK COOK


              SIGNATURE                         TITLE                DATE
              ---------                         -----                ----
                  *
-------------------------------------   Director                June 30, 1997
       WILFRED E. JAEGER, M.D.


-------------------------------------   Director
    MARY O'NEIL MUNDINGER, D.P.M.

                  *
-------------------------------------   Director                June 30, 1997
         TERRENCE M. MORRIS

                  *
-------------------------------------   Director                June 30, 1997
     PHILLIP M. NUDELMAN, PH.D.


*By:     /s/ James A. Bianco
  ----------------------------------
           JAMES A. BIANCO
          ATTORNEY-IN-FACT


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